NEWS BULLETIN
--------------------------------------------------------------------------------
Old Republic International Corporation
307 North Michigan Avenue, Chicago, IL 60601-5382 312/346-8100
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For Further Information:

AT OLD REPUBLIC:                        AT FINANCIAL RELATIONS BOARD:
A.C. Zucaro                             George Zagoudis
Chairman & CEO                          General Information
(312) 346-8100                          (312) 640-6663
                                        gzagoudis@financialrelationsboard.com

AT FINANCIAL RELATIONS BOARD:           AT FINANCIAL RELATIONS BOARD:
Leslie Loyet                            Tim Grace
Analysts/Investors                      Media Inquiries
(312) 640-6672                          (312) 640-6667
lloyet@financialrelationsboard.com      tgrace@financialrelationsboard.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                                  NYSE: ORI
THURSDAY, JULY 28, 2005

                  OLD REPUBLIC REPORTS SECOND QUARTER RESULTS:
               STRENGTH IN GENERAL INSURANCE AND MORTGAGE GUARANTY
                         DRIVE FIRST HALF EARNINGS GAINS

            Shareholders' Equity Reaches A New High Of $4.06 Billion

------------------------------------------------------------------------------------------------------------------
                                              Financial Highlights
                              (unaudited; amounts in millions except share data and
                        percentages; all per-share amounts are stated on a diluted basis)

------------------------------------------------------------------------------------------------------------------

                                          Quarters Ended June 30,               Six Months Ended June 30,
                                        2005       2004       Change          2005         2004        Change
                                  ------------------------------------------------------------------------------
 Total Revenues                       $944.9      $867.1        9.0%       $1,825.2      $1,689.5        8.0%
 Net Operating Income                 $163.9 *    $115.7       41.6%       $  273.0 *    $  212.4       28.5%
 Net Income                           $172.3 *    $119.0       44.8%       $  286.6 *    $  225.4       27.2%
 Diluted Earnings Per Share:
   Net Operating Income               $ 0.89 *    $ 0.63       41.3%       $   1.48 *    $   1.15       28.7%
   Net Income                         $ 0.93 *    $ 0.65       43.1%       $   1.55 *    $   1.22       27.0%

Book Value Per Share                                                       $  22.25      $  20.07       10.9%

*Includes non-recurring income tax and related accumulated interest recovery of $45.9 after tax, or 25 cents per share.
------------------------------------------------------------------------------------------------------------------


Chicago-July 28, 2005-Old Republic International Corporation's (NYSE: ORI), consolidated net operating income per share for this year's second quarter was 89 cents, compared to 63 cents in the same period of 2004. For this year's first half, net operating earnings per share amounted to $1.48 versus $1.15 earned in the first six months of 2004.


                                     -more-

Old Republic International Corporation
Add 1

Earnings for 2005 periods include a non-recurring recovery of income taxes and related accumulated interest of $57.9 million ($45.9 million net of tax or 25 cents per diluted share). As previously announced, the recovery stems from a recent favorable resolution of the Company's claim for a permanent Federal income tax refund applicable to the three years ended December 31, 1990.

Consolidated pretax earnings in the first half of 2004 were affected adversely by required non-recurring stock option compensation charges of $5.6 million (or 2 cents per share after tax), representing the expense of a vesting acceleration of stock option costs.

Consolidated Results

Consolidated results are provided in terms of both net operating income and net income to highlight the impact of certain accounting rules or securities market-driven considerations that affect the recording of investment gains or losses and can lead to lessened period-to-period comparability. The realization of investment gains or losses can be highly discretionary and arbitrary due to such factors as the timing of individual securities sales, losses from write-downs of impaired securities, tax-planning considerations, and changes in investment management judgments relative to the direction of securities markets or the future prospects of individual investees or industry sectors. In particular, write-downs of securities deemed other than temporarily impaired are affected by some of these factors as well as industry or issuer-specific developments that can call for the recognition of a permanent loss of market value or non-recoverability of asset cost.

Consolidated operating revenues in this year's second quarter totaled $932.1 million, up 8.1 percent from $862.1 million in the same period of 2004. Net premiums and fees earned were $847.6 million in this year's second quarter versus $780.8 million in the year-ago period. Consolidated net investment income of $75.8 million for the second quarter of 2005 was up by 6.5 percent when compared to the preceding year due primarily to the benefits of the Company's growing invested asset base.

For this year's first half, consolidated operating revenues rose by 8.1 percent to $1.80 billion, net premiums and fees by 8.6 percent to $1.63 billion, and net investment income by 6.6 percent to $151.2 million, all in relation to corresponding amounts posted in the first six months of 2004.


                                     -more-

Old Republic International Corporation
Add 2

The major components of Old Republic's consolidated pretax operating income cited herein, and consolidated GAAP net income were as follows for the periods shown:

                                                                  ($ in Millions Except Share Data)
                                                     -----------------------------------------------------------
                                                          Quarters Ended                    Six Months Ended
                                                              June 30,                          June 30,
                                                     ---------------------------        ------------------------
                                                       2005            2004               2005            2004
                                                     --------        --------           --------        --------
Pretax operating income (loss):
   General                                           $  86.4         $  83.3            $ 171.3         $ 157.6
   Mortgage Guaranty                                    67.9            59.5              132.5           116.9
   Title                                                22.8            31.0               35.6            44.3
   Corporate and other                                  (2.6)           (1.6)              (4.3)           (4.1)

Realized investment gains (losses):
    From sales                                          12.9             4.9               26.0            20.5
    From impairments                                     (.1)            -                 (5.2)             -
                                                     --------        --------           --------        --------
         Sub-total                                      12.8             4.9               20.8            20.5
                                                     --------        --------           --------        --------
Consolidated pretax income                             187.5           177.2              356.0           335.3
    Income taxes                                        15.2            58.1               69.4           109.9
                                                     --------        --------           --------        --------
Net income                                           $ 172.3         $ 119.0            $ 286.6         $ 225.4
                                                     ========        ========           ========        ========

Components of diluted earnings per share:
   Net Operating Income before non-
      recurring income tax benefit                   $  0.64         $  0.63            $  1.23         $  1.15
   Non-recurring income tax benefit                     0.25              -                0.25              -
                                                     --------        --------           --------        --------
   Net operating income                                 0.89            0.63               1.48            1.15
   Net realized gains                                   0.04            0.02               0.07            0.07
                                                     --------        --------           --------        --------
   Net income                                        $  0.93         $  0.65            $  1.55         $  1.22
                                                     ========        ========           ========        ========

General Insurance Group Results

The following highlights reflect the progress of Old Republic's General Insurance business for the second quarter and first half of 2005.

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                         Six Months Ended
                                                June 30,                                June 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums earned                 $ 461.3     $ 396.2       16.4%         $ 892.4     $ 772.8       15.5%
Net investment income                  47.8        45.0        6.3             95.7        89.5        6.9
Pretax operating income             $  86.4     $  83.3        3.8%         $ 171.3     $ 157.6        8.7%
                                    ================================        ================================

Benefits and claims ratio              67.0%       65.4%                       67.2%       66.2%
Expense ratio                          24.4        23.8                        24.5        24.8
                                    --------------------                    --------------------
  Composite ratio                      91.4%       89.2%                       91.7%       91.0%
                                    ====================                    ====================


                                     -more-

Old Republic International Corporation
Add 3

General insurance operations registered year-over-year earned premium growth in the mid-teens for both 2005 periods. Favorable underwriting results continue and reflect basically stable overall claim costs as well as firm expense controls. Net investment income growth resulted from reasonably stable investment yields on a greater invested asset base.

Mortgage Guaranty Group Results

Old Republic's Mortgage Guaranty Group performed within expectations for the first half of 2005. The following performance indicators reflect steadily improving results for this segment.

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                         Six Months Ended
                                                June 30,                                June 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums earned                 $ 108.5     $ 100.4        8.1%         $ 213.9     $ 199.1        7.4%
Net investment income                  17.4        16.7        4.5             35.0        33.3        5.0
Pretax operating income             $  67.9     $  59.5       14.2%         $ 132.5     $ 116.9       13.3%
                                    ================================        ================================


Claims ratio                           31.5%       32.0%                       31.9%       30.8%
Expense ratio                          22.0        25.4                        22.5        27.3
                                    --------------------                    --------------------
  Composite ratio                      53.5%       57.4%                       54.4%       58.1%
                                    ====================                    ====================

Most of the improvement in mortgage guaranty operations stemmed from the basic underwriting and related services function of the business. Year-over-year claim ratio comparisons reflect basic stability in paid loss trends, claim frequency and severity patterns, all of which appear to have leveled off in the three most recent quarters. Profitability was also affected favorably by the combination of lower contract underwriting costs, some reductions in variable sales expenses, and continued attention to operating efficiencies. Year-over-year expense comparisons also benefited from the absence of stock option expense acceleration costs of $2.0 million that burdened first half 2004 operations to the extent of 100 basis points in the expense ratio.


                                     -more-

Old Republic International Corporation
Add 4

Title Insurance Group Results

Old Republic's Title Insurance segment turned in somewhat poorer results than anticipated at the beginning of the year. Major indicators of that performance follow:

                                                                 ($ in Millions)
                                    ------------------------------------------------------------------------
                                             Quarters Ended                         Six Months Ended
                                                June 30,                                June 30,
                                    --------------------------------        --------------------------------

                                      2005        2004       Change           2005        2004       Change
                                    --------    --------    --------        --------    --------    --------
Net premiums and
  fees earned                       $ 261.7     $ 268.7       -2.6%         $ 493.4     $ 502.8       -1.9%
Net investment income                   6.4         6.2        2.1             12.7        12.5        2.1
Pretax operating income             $  22.8     $  31.0      -26.4%         $  35.6     $  44.3      -19.5%
                                    ================================        ================================

Claims ratio                            5.9%        5.7%                        5.9%        5.8%
Expense ratio                          87.7        85.0                        89.4        87.8
                                    --------------------                    --------------------
  Composite ratio                      93.6%       90.7%                       95.3%       93.6%
                                    ====================                    ====================

All of the shortfall in this year's title operating income stemmed from the basic underwriting and related services operations. While claim costs remained relatively stable, operating expense reductions have been more difficult to achieve in the light of slightly negative premium and fee revenue trends. Indicative of the drop in title premium and fee revenues, the number of closed transactions for the Company's directly produced business were 6.6 percent and
9.8 percent lower in this year's first and second quarter, respectively, and 8.3 percent less in the first half of the year when compared to the same periods of 2004. These reduced production levels are generally attributable to a continued drop in refinance transactions, as well as more subdued new and resale housing activity in 2005 to date.

Corporate and Other Operations

Combined results for Old Republic's small life and health insurance business and net corporate expenses reflected pretax net operating deficits of $2.6 million and $4.3 million in the second quarter and first half of 2005, respectively. For the second quarter and first half of 2004, the comparable operating deficits amounted to $1.6 million and $4.1 million, respectively. These results are reflective of holding company expenses and debt service costs, investment income on temporary investment holdings, and lower earnings from Old Republic's overall book of term life and accident and health business.


                                     -more-

Old Republic International Corporation
Add 5

Cash, Invested Assets and Shareholders' Equity

The following table shows the growth in consolidated cash and invested assets and common shareholders' equity along with the corresponding per share amounts as of the dates shown:

                                                 ($ in Millions Except Share Data)
                                             ----------------------------------------
                                             June 30,        Dec. 31,        June 30,
                                               2005            2004            2004
                                             --------        --------        --------
Total Cash and Invested Assets               $7,762.2        $7,519.5        $7,084.6
Total Cash and Invested Assets Per Share     $  42.44        $  41.19        $  38.90
Total Common Shareholders' Equity            $4,068.9        $3,865.6        $3,655.0
Book Value Per Share                         $  22.25        $  21.17        $  20.07

Consolidated operating cash flow continued positive at $371.2 million for the first half of 2005, compared to $412.7 million in the same period of 2004. The investment portfolio reflects a current allocation of approximately 88 percent in fixed-income investments and 5 percent in equities. It contains little or no exposure to real estate investments, mortgage-backed securities, derivatives, junk bonds, private placements or mortgage loans.

Conference Call Information

Old Republic has scheduled a conference call at 2:00 p.m. Central Time today to discuss its second quarter 2005 performance and review ongoing trends. To access this call, log on to www.oldrepublic.com 15 minutes before the call to download the necessary software. A replay will be available through this website for 30 days.

About Old Republic

Chicago-based Old Republic International Corporation is an insurance holding company whose subsidiaries market, underwrite and provide risk management services for a wide variety of coverages, principally in the property and liability, mortgage guaranty and title insurance fields. One of the nation's 50 largest publicly owned insurance organizations, Old Republic has assets of approximately $11.0 billion and capitalization of $4.2 billion. Its current stock market valuation is approximately $4.7 billion.

Safe Harbor Statement

Historical data pertaining to the operating performance, liquidity, and other financial indicators applicable to an insurance enterprise such as Old Republic are not necessarily indicative of results to be achieved in succeeding years. In addition to the factors cited below, the long-term nature of the insurance business, seasonal and annual patterns in premium production and incidence of claims, changes in yields obtained on invested assets, changes in government policies and free markets affecting inflation rates and general economic conditions, and changes in legal precedents or the application of law affecting the settlement of disputed claims can have a bearing on period-to-period comparisons and future operating results.


                                     -more-

Old Republic International Corporation
Add 6

Some of the statements made in this News Release and Company published reports, as well as oral statements or commentaries made by the Company's management in conference calls following earnings releases, can constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements, commentaries, or inferences, of necessity, involve assumptions, uncertainties, and risks that may affect the Company's future performance. With regard to Old Republic's General Insurance segment, its results can be affected in particular by the level of market competition, which is typically a function of available capital and expected returns on such capital among competitors, the levels of interest and inflation rates, and periodic changes in claim frequency and severity patterns caused by natural disasters, weather conditions, accidents, illnesses, work-related injuries, and unanticipated external events. Mortgage Guaranty and Title insurance results can be impacted by similar factors and, most particularly, by changes in national and regional housing demand and values, the availability and cost of mortgage loans, employment trends, and default rates on mortgage loans. Additionally, mortgage guaranty results, may also be impacted by various risk-sharing arrangements with business producers as well as the risk management and pricing policies of government sponsored enterprises. Life and health insurance earnings can be affected by the levels of employment and consumer spending, variations in mortality and health trends, and changes in policy lapsation rates. At the parent company level, operating earnings or losses are generally reflective of the amount of debt outstanding and its cost, interest income on temporary holdings of short-term investments, and period-to-period variations in the costs of administering the Company's widespread operations.

Any forward-looking statements or commentaries speak only as of their dates. Old Republic undertakes no obligation to publicly update or revise all such comments, whether as a result of new information, future events or otherwise, and accordingly they may not be unduly relied upon.

   For the latest news releases and other corporate documents on Old Republic
                    International visit: www.oldrepublic.com

                           Financial Tables Follow....






                                     -more-

Old Republic International Corporation
Add 7

                                                  Old Republic International Corporation
                                                           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                Quarters Ended                                  Six Months Ended
                                                   June 30,                                         June 30,
                                       ---------------------------------                ----------------------------------
                                            2005              2004        Change             2005               2004       Change
                                       --------------------------------------------     --------------------------------------------
NET INCOME:
  Total                                  $172,303,518      $119,015,777      44.8%         $286,634,222      $225,429,094     27.2%
                                       ===============   ===============                ================   ===============

  Per Share: Basic                              $0.94             $0.65      44.6%                $1.56             $1.24     25.8%
                                       ===============   ===============                ================   ===============

             Diluted                            $0.93             $0.65      43.1%                $1.55             $1.22     27.0%
                                       ===============   ===============                ================   ===============

Average number of common and
  equivalent shares outstanding
             Basic                        182,903,826       182,123,337                     182,893,037       182,118,799
                                       ===============   ===============                ================   ===============
             Diluted                      184,952,330       184,218,883                     184,913,845       184,387,307
                                       ===============   ===============                ================   ===============
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION  OF  EARNINGS  PER  SHARE:
------------------------------------------------------------------------------------------------------------------------------------
Basic Earnings:
  Net income, before items below                $0.90             $0.63      42.9%                $1.49             $1.17     27.4%
  Realized investment gains                      0.04              0.02                            0.07              0.07
                                       ---------------   ---------------                ----------------   ---------------
      Net income                                $0.94             $0.65      44.6%                $1.56             $1.24     25.8%
                                       ===============   ===============                ================   ===============
Diluted Earnings:
  Net income, before items below                $0.89             $0.63      41.3%                $1.48             $1.15     28.7%
  Realized investment gains                      0.04              0.02                            0.07              0.07
                                       ---------------   ---------------                ----------------   ---------------
      Net income                                $0.93             $0.65      43.1%                $1.55             $1.22     27.0%
                                       ===============   ===============                ================   ===============
------------------------------------------------------------------------------------------------------------------------------------
BOOK  VALUE  PER  SHARE (End of periods)(a):
  As Reported                                                                                    $22.25            $20.07     10.9%
                                                                                        ================   ===============
  Cost Basis                                                                                     $21.50            $19.30     11.4%
                                                                                        ================   ===============
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SUMMARY ($ in Millions) :
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues:
  General                                      $513.2            $445.1      15.3%               $995.8            $870.6     14.4%
  Mortgage Guaranty                             130.3             122.7       6.2%                257.3             242.9      5.9%
  Title                                         268.2             275.4      -2.6%                506.6             516.1     -1.8%
  Corporate & Other                              20.3              18.8                            44.5              39.3
                                       ---------------   ---------------                ----------------   ---------------
      Consolidated Operating Revenues           932.1             862.1       8.1%              1,804.4           1,668.9      8.1%
Realized Investment Gains                        12.8               4.9                            20.8              20.5
                                       ---------------   ---------------                ----------------   ---------------
  Total Revenues                               $944.9            $867.1       9.0%             $1,825.2          $1,689.5      8.0%
                                       ===============   ===============                ================   ===============

Pretax Operating Income (Loss):
  General                                       $86.4             $83.3       3.8%               $171.3            $157.6      8.7%
  Mortgage Guaranty                              67.9              59.5      14.2%                132.5             116.9     13.3%
  Title                                          22.8              31.0     -26.4%                 35.6              44.3    -19.5%
  Corporate & Other                              (2.6)             (1.6)                           (4.3)             (4.1)
                                       ---------------   ---------------                ----------------   ---------------
      Total                                     174.6             172.2       1.4%                335.2             314.8      6.5%
Realized Investment Gains                        12.8               4.9                            20.8              20.5
                                       ---------------   ---------------                ----------------   ---------------
      Revenues, Net of Expenses                 187.5             177.2       5.8%                356.0             335.3      6.2%
Income Taxes                                     15.2              58.1     -73.9%                 69.4             109.9    -36.8%
                                       ---------------   ---------------                ----------------   ---------------
  Net Income                                   $172.3            $119.0      44.8%               $286.6            $225.4     27.2%
                                       ===============   ===============                ================   ===============
------------------------------------------------------------------------------------------------------------------------------------

(a) "As Reported" in financial statements with all securities carried at market value. "Cost Basis" calculation includes all investment securities at their currently amortized original cost.



                                     -more-

Old Republic International Corporation
Add 8

                                                  Old Republic International Corporation
                                                        SEGMENTED OPERATING SUMMARY
                                                              ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------

                  Net                                                                                          Pretax
               Premiums        Net                                                   Sales                   Operating    Composite
                & Fees      Investment      Other       Operating     Benefits      & Other       Total        Income   Underwriting
 Segment        Earned        Income        Income      Revenues      & Claims      Expenses     Expenses      (Loss)      Ratios
-----------  ------------  ------------  ------------  -----------  ------------  ------------  -----------  ----------- -----------

Quarter Ended June 30, 2005
---------------------------
General           $461.3         $47.8          $4.0        $513.2       $311.2        $115.4       $426.7        $86.4       91.4%
Mortgage           108.5          17.4           4.2         130.3         34.2          28.1         62.3         67.9       53.5%
Title              261.7           6.4           0.1         268.2         15.3         230.0        245.3         22.8       93.6%
Other               16.0           4.1           0.1          20.3          8.6          14.3         22.9         (2.6)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated      $847.6         $75.8          $8.5        $932.1       $369.4        $387.9       $757.4       $174.6       87.6%
             =========================================================================================================== ===========

Quarter Ended June 30, 2004
---------------------------
General           $396.2         $45.0          $3.8        $445.1       $260.1        $101.6       $361.8        $83.3       89.2%
Mortgage           100.4          16.7           5.6         122.7         32.1          31.1         63.2         59.5       57.4%
Title              268.7           6.2           0.4         275.4         15.3         228.9        244.3         31.0       90.7%
Other               15.4           3.2           0.1          18.8          8.4          12.1         20.5         (1.6)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated      $780.8         $71.2         $10.0        $862.1       $316.0        $373.8       $689.8       $172.2       86.4%
             =========================================================================================================== ===========

------------------------------------------------------------------------------------------------------------------------------------

Six Months Ended June 30, 2005
------------------------------
General           $892.4         $95.7          $7.6        $995.8       $599.4        $225.0       $824.4       $171.3       91.7%
Mortgage           213.9          35.0           8.3         257.3         68.1          56.5        124.7        132.5       54.4%
Title              493.4          12.7           0.3         506.6         29.1         441.7        470.9         35.6       95.3%
Other               36.6           7.6           0.2          44.5         19.0          29.8         48.9         (4.3)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated    $1,636.5        $151.2         $16.5      $1,804.4       $715.8        $753.2     $1,469.1       $335.2       88.0%
             =========================================================================================================== ===========

Six Months Ended June 30, 2004
------------------------------
General           $772.8         $89.5          $8.2        $870.6       $509.4        $203.4       $712.9       $157.6       91.0%
Mortgage           199.1          33.3          10.4         242.9         61.2          64.6        125.9        116.9       58.1%
Title              502.8          12.5           0.6         516.1         29.3         442.5        471.8         44.3       93.6%
Other               32.5           6.4           0.3          39.3         18.2          25.3         43.5         (4.1)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated    $1,507.4        $141.8         $19.7      $1,668.9       $618.1        $735.9     $1,354.1       $314.8       87.8%
             =========================================================================================================== ===========

------------------------------------------------------------------------------------------------------------------------------------

Fiscal Twelve Months Ended June 30, 2005
----------------------------------------
General         $1,742.6        $189.6         $15.4      $1,947.8     $1,159.5        $441.5     $1,601.1       $346.7       91.1%
Mortgage           418.0          69.4          16.8         504.3        150.1         113.9        264.1        240.1       59.1%
Title            1,015.8          25.8           0.6       1,042.3         59.6         928.7        988.4         53.9       97.2%
Other               68.7          15.3           0.5          84.6         36.2          65.7        102.0        (17.3)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated    $3,245.2        $300.3         $33.5      $3,579.1     $1,405.6      $1,550.0     $2,955.6       $623.4       89.3%
             =========================================================================================================== ===========

Fiscal Twelve Months Ended June 30, 2004
----------------------------------------
General         $1,499.4        $176.5         $17.2      $1,693.2       $994.0        $404.4     $1,398.4       $294.8       91.8%
Mortgage           401.2          66.2          24.7         492.2        117.1         127.5        244.6        247.5       54.8%
Title            1,105.9          24.4           0.9       1,131.3         65.2         954.1      1,019.5        111.8       92.1%
Other               56.0          14.2           0.6          70.9         30.6          46.5         77.2         (6.1)        ---
             ----------------------------------------------------------------------------------------------------------- -----------
Consolidated    $3,062.6        $281.5         $43.5      $3,387.7     $1,207.0      $1,532.6     $2,739.7       $648.0       87.4%
             =========================================================================================================== ===========

------------------------------------------------------------------------------------------------------------------------------------




                                     -more-

Old Republic International Corporation
Add 9

                                                   Old Republic International Corporation
                                                       SEGMENTED OPERATING STATISTICS
                                                              ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Quarters Ended                             Six Months Ended
                                                                   June 30,                                    June 30,
                                                       ---------------------------------           ---------------------------------
                                                            2005              2004                      2005              2004
                                                       ---------------------------------           ---------------------------------

General Insurance:
  Benefits and claims ratio                                     67.0%             65.4%                     67.2%             66.2%
  Expense ratio                                                 24.4%             23.8%                     24.5%             24.8%
                                                       ---------------   ---------------           ---------------   ---------------
     Composite ratio                                            91.4%             89.2%                     91.7%             91.0%
                                                       ===============   ===============           ===============   ===============

  Paid loss ratio                                               51.4%             51.3%                     50.5%             51.1%
                                                       ===============   ===============           ===============   ===============


Mortgage Guaranty:
  New insurance written: Traditional Primary                 $5,326.8          $7,183.1                 $10,032.4         $13,082.7
                         Bulk                                 2,465.2           1,290.0                   5,764.8           1,331.1
                         Other                                    3.5           5,276.0                      43.4           6,441.1
                                                       ---------------   ---------------           ---------------   ---------------
                         Total                               $7,795.7         $13,749.2                 $15,840.7         $20,855.0
                                                       ===============   ===============           ===============   ===============

  Net risk in force: Traditional Primary                                                                $15,126.5         $15,322.5
                     Bulk                                                                                 1,203.9             792.2
                     Other                                                                                  576.2             548.5
                                                                                                   ---------------   ---------------
                     Total                                                                              $16,906.7         $16,663.3
                                                                                                   ===============   ===============

  Earned premiums: Direct                                      $128.1            $119.8                    $252.7            $238.3
                                                       ===============   ===============           ===============   ===============
                   Net                                         $108.5            $100.4                    $213.9            $199.1
                                                       ===============   ===============           ===============   ===============

  Persistency/Traditional Primary                                                                           66.6%             54.8%
                                                                                                   ===============   ===============

  Delinquency ratio: Traditional Primary                                                                    3.82%             3.65%
                                                                                                   ===============   ===============
                     Bulk                                                                                   3.25%             5.12%
                                                                                                   ===============   ===============

  Claims ratio                                                  31.5%             32.0%                     31.9%             30.8%
  Expense ratio                                                 22.0%             25.4%                     22.5%             27.3%
                                                       ---------------   ---------------           ---------------   ---------------
     Composite ratio                                            53.5%             57.4%                     54.4%             58.1%
                                                       ===============   ===============           ===============   ===============

  Paid loss ratio                                               30.6%             30.4%                     31.1%             27.6%
                                                       ===============   ===============           ===============   ===============


Title Insurance:
  Direct orders opened                                        107,277           103,866                   206,302           215,938
                                                       ===============   ===============           ===============   ===============
  Direct orders closed                                         87,228            96,719                   164,346           179,298
                                                       ===============   ===============           ===============   ===============

  Claims ratio                                                   5.9%              5.7%                      5.9%              5.8%
  Expense ratio                                                 87.7%             85.0%                     89.4%             87.8%
                                                       ---------------   ---------------           ---------------   ---------------
     Composite ratio                                            93.6%             90.7%                     95.3%             93.6%
                                                       ===============   ===============           ===============   ===============

   Paid loss ratio                                               5.2%              3.3%                      5.1%              3.8%
                                                       ===============   ===============           ===============   ===============



                                      -30-